--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                         IXIS Real Estate Capital Trust
                                    2005-HE3
                                   All records


Selection Criteria: All records
Table of Contents

1. FICO Spreadsheet Request



1. FICO Spreadsheet Request

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        Master &     Sched
                                                      % of      Gross     Gross    Gross      Gross     Sub Serv      Rem
FICO Spreadsheet Request   Count         Balance     Balance     Rate    Margin   Lifecap   Lifefloor     Fees       Term
---------------------------------------------------------------------------------------------------------------------------
500 - 500                       9       1,302,757       0.21     8.484     6.825   15.206      8.392       0.52         357
---------------------------------------------------------------------------------------------------------------------------
501 - 510                      91      15,650,881       2.46     8.572     7.043   15.025      8.401       0.52         351
---------------------------------------------------------------------------------------------------------------------------
511 - 520                      96      14,522,991       2.29     8.733     7.021   14.967      8.534       0.52         357
---------------------------------------------------------------------------------------------------------------------------
521 - 530                     123      19,602,213       3.09      8.47     7.045   14.922      8.293       0.52         356
---------------------------------------------------------------------------------------------------------------------------
531 - 540                     111      16,732,284       2.63     8.577     7.014   14.966      8.306       0.52         355
---------------------------------------------------------------------------------------------------------------------------
541 - 550                     122      21,380,094       3.37     8.204     6.837   14.513      8.022       0.52         356
---------------------------------------------------------------------------------------------------------------------------
551 - 560                     153      22,714,483       3.58     8.295     6.933   14.756      8.203       0.52         357
---------------------------------------------------------------------------------------------------------------------------
561 - 570                     129      20,472,552       3.22     8.016      6.62    14.61      7.933       0.52         356
---------------------------------------------------------------------------------------------------------------------------
571 - 580                     129      21,049,476       3.31     8.247     6.858   14.594      8.065       0.52         356
---------------------------------------------------------------------------------------------------------------------------
581 - 590                     173      26,318,389       4.14     7.619     6.464   14.149      7.312       0.52         354
---------------------------------------------------------------------------------------------------------------------------
591 - 600                     165      24,920,953       3.92      7.82     6.512   14.346      7.641       0.52         351
---------------------------------------------------------------------------------------------------------------------------
601 - 610                     183      29,511,892       4.65     7.591     6.561   14.069      7.456       0.52         353
---------------------------------------------------------------------------------------------------------------------------
611 - 620                     186      31,122,101        4.9     7.475     6.325   14.038      7.373       0.52         354
---------------------------------------------------------------------------------------------------------------------------
621 - 630                     210      35,988,837       5.66     7.328     6.251   13.825      7.023       0.52         353
---------------------------------------------------------------------------------------------------------------------------
631 - 640                     238      41,405,541       6.52     7.465     6.274   13.874      7.156       0.52         350
---------------------------------------------------------------------------------------------------------------------------
641 - 650                     210      39,347,349       6.19     7.163     6.303   13.534      6.974       0.52         353
---------------------------------------------------------------------------------------------------------------------------
651 - 660                     189      36,450,964       5.74     7.066     6.189   13.486      6.851       0.52         350
---------------------------------------------------------------------------------------------------------------------------
661 - 670                     201      37,412,540       5.89     7.167     6.176   13.582      6.952       0.52         354
---------------------------------------------------------------------------------------------------------------------------
671 - 680                     167      36,237,448        5.7     7.096     6.026   13.468      6.914       0.52         350
---------------------------------------------------------------------------------------------------------------------------
681 - 690                     161      31,899,480       5.02     6.693     5.882   12.978      6.419       0.52         350
---------------------------------------------------------------------------------------------------------------------------
691 - 700                     135      26,431,905       4.16     6.725     5.939   13.066      6.522       0.52         353
---------------------------------------------------------------------------------------------------------------------------
701 - 710                     102      19,643,748       3.09      7.06     6.126   13.354      6.756       0.52         345
---------------------------------------------------------------------------------------------------------------------------
711 - 720                      68      13,431,043       2.11     6.976     5.978   13.173      6.552       0.52         346
---------------------------------------------------------------------------------------------------------------------------
721 - 730                      68      13,550,518       2.13     6.885     5.909   13.085      6.521       0.52         343
---------------------------------------------------------------------------------------------------------------------------
731 - 740                      45       9,440,778       1.49     6.746     6.138    13.16      6.546       0.52         350
---------------------------------------------------------------------------------------------------------------------------
741 - 750                      31       6,479,269       1.02     6.967     5.791   13.531      6.855       0.52         352
---------------------------------------------------------------------------------------------------------------------------
751 - 760                      47       8,856,949       1.39     6.853     5.841    13.03      6.377       0.52         339
---------------------------------------------------------------------------------------------------------------------------
761 - 770                      24       5,071,482        0.8     6.979         6   13.226      6.702       0.52         341
---------------------------------------------------------------------------------------------------------------------------
771 - 780                      21       3,742,883       0.59     6.893     6.071     13.1       6.58       0.52         348
---------------------------------------------------------------------------------------------------------------------------
781 - 790                      16       2,708,501       0.43     7.116     5.536    13.07      6.806       0.52         344
---------------------------------------------------------------------------------------------------------------------------
791 - 800                       3         521,343       0.08     6.194     6.504    12.26      6.062       0.52         350
---------------------------------------------------------------------------------------------------------------------------
801 - 810                       6       1,088,094       0.17     7.313     6.296   14.134      7.134       0.52         331
---------------------------------------------------------------------------------------------------------------------------
811 - 820                       2         328,912       0.05     6.209       5.8    13.75       6.75       0.52         358
---------------------------------------------------------------------------------------------------------------------------
Total:                       3614     635,338,651        100     7.481     6.371   13.895      7.271       0.52         352
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                  Month
                            Rem      Orig    Initial  Periodic   to Next   Provided     Known
FICO Spreadsheet Request   Amort     Term      Cap       Cap       Adj        LTV       FICOs     Avg Balance   LTV>80w MI
--------------------------------------------------------------------------------------------------------------------------
500 - 500                     357       360    2.066     1.232        22      67.68        500      144,751             0
--------------------------------------------------------------------------------------------------------------------------
501 - 510                     351       354    2.381     1.233        22      73.09        506      171,988             0
--------------------------------------------------------------------------------------------------------------------------
511 - 520                     357       359    2.654     1.187        23      73.93        516      151,281             0
--------------------------------------------------------------------------------------------------------------------------
521 - 530                     356       358    2.371     1.193        23      74.08        526      159,368             0
--------------------------------------------------------------------------------------------------------------------------
531 - 540                     355       358    2.523     1.192        23      74.91        535      150,741             0
--------------------------------------------------------------------------------------------------------------------------
541 - 550                     357       358     2.46     1.175        23      76.68        546      175,247             0
--------------------------------------------------------------------------------------------------------------------------
551 - 560                     357       360    2.467     1.199        22      78.81        555      148,461             0
--------------------------------------------------------------------------------------------------------------------------
561 - 570                     358       359    2.352      1.23        23      78.32        565      158,702             0
--------------------------------------------------------------------------------------------------------------------------
571 - 580                     358       358    2.548     1.157        22      79.61        575      163,174             0
--------------------------------------------------------------------------------------------------------------------------
581 - 590                     356       357    2.441     1.227        23      79.87        586      152,129             0
--------------------------------------------------------------------------------------------------------------------------
591 - 600                     356       354    2.491     1.217        23      80.59        596      151,036             0
--------------------------------------------------------------------------------------------------------------------------
601 - 610                     354       356    2.647      1.18        22      82.31        606      161,267             0
--------------------------------------------------------------------------------------------------------------------------
611 - 620                     355       357     2.59     1.191        22      81.19        615      167,323             0
--------------------------------------------------------------------------------------------------------------------------
621 - 630                     357       356    2.592     1.191        24      81.99        626      171,375             0
--------------------------------------------------------------------------------------------------------------------------
631 - 640                     355       353    2.458     1.193        23       82.3        635      173,973             0
--------------------------------------------------------------------------------------------------------------------------
641 - 650                     356       356    2.679     1.126        22      81.46        646      187,368             0
--------------------------------------------------------------------------------------------------------------------------
651 - 660                     355       354    2.527     1.167        22      81.14        655      192,862             0
--------------------------------------------------------------------------------------------------------------------------
661 - 670                     357       357    2.641     1.165        23      82.37        665      186,132             0
--------------------------------------------------------------------------------------------------------------------------
671 - 680                     355       353    2.634     1.135        23      82.77        675      216,991             0
--------------------------------------------------------------------------------------------------------------------------
681 - 690                     355       353    2.718     1.109        23      81.63        685      198,133             0
--------------------------------------------------------------------------------------------------------------------------
691 - 700                     357       356    2.645     1.133        23      80.49        695      195,792             0
--------------------------------------------------------------------------------------------------------------------------
701 - 710                     356       348    2.463     1.162        22      83.13        706      192,586             0
--------------------------------------------------------------------------------------------------------------------------
711 - 720                     356       349    2.395     1.157        22      81.16        716      197,515             0
--------------------------------------------------------------------------------------------------------------------------
721 - 730                     357       346     2.96     1.104        24      82.64        725      199,272             0
--------------------------------------------------------------------------------------------------------------------------
731 - 740                     356       354    2.616     1.153        23      82.57        735      209,795             0
--------------------------------------------------------------------------------------------------------------------------
741 - 750                     357       356    2.622     1.113        22      81.89        745      209,009             0
--------------------------------------------------------------------------------------------------------------------------
751 - 760                     355       342     2.52     1.122        21      82.16        755      188,446             0
--------------------------------------------------------------------------------------------------------------------------
761 - 770                     352       344    2.674     1.175        23      82.77        764      211,312             0
--------------------------------------------------------------------------------------------------------------------------
771 - 780                     353       351    2.663     1.112        21      80.07        774      178,233             0
--------------------------------------------------------------------------------------------------------------------------
781 - 790                     357       348    2.818         1        22       84.6        785      169,281             0
--------------------------------------------------------------------------------------------------------------------------
791 - 800                     356       354    2.703     1.099        30      69.39        795      173,781             0
--------------------------------------------------------------------------------------------------------------------------
801 - 810                     357       333    2.303         1        21       81.3        804      181,349             0
--------------------------------------------------------------------------------------------------------------------------
811 - 820                     358       360      1.5       1.5        23         80        813      164,456             0
--------------------------------------------------------------------------------------------------------------------------
Total:                        356       355    2.559      1.17        23      80.43        630      175,799             0
--------------------------------------------------------------------------------------------------------------------------